UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 20, 2005
                                                  ________________



                       COMMERCIAL BANKSHARES, INC.
         ______________________________________________________

         (Exact name of Registrant as specified in its charter)



                FLORIDA                33-67254        65-0050176
  _____________________________________________________________________

    (State or other jurisdiction     (Commission     (IRS Employer)
  of incorporation or organization)   File Number)  Identification No.)




         1550 S.W. 57th Avenue, Miami, Florida            33144
       __________________________________________________________

       (Address of principal executive offices)        (Zip Code)



Registrant's Telephone Number, including area code (305) 267-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



Item 2.02  Results of Operations and Financial Condition

On January 20, 2005 Commercial Bankshares, Inc. issued a press release announcing earnings for the fourth quarter 2004 and for the year ended December 31, 2004.

A copy of the press release is being furnished as exhibit 99.1 to this form 8-K.




Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

99.1 	Press Release, dated January 20, 2005.





                                    1






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMMERCIAL BANKSHARES, INC.



 /s/ Barbara E. Reed
________________________

Senior Vice President &
Chief Financial Officer


Date:  January 21, 2005
       ________________


                                   2